VANGUARD/
WELLINGTON FUND


Semiannual Report - May 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                      [PHOTO]
John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS                           1

THE MARKETS IN PERSPECTIVE                              4

REPORT FROM THE ADVISER                                 6

PORTFOLIO PROFILE                                       8

PERFORMANCE SUMMARY                                    12

FINANCIAL STATEMENTS                                   13

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


           The U.S. financial markets continued to bask in a favorable environment during the six months ended May 31, 1998, the first half of Vanguard/Wellington Fund's fiscal year. The Fund's return of +10.2% during the period was excellent both by historical standards and in comparison with competing balanced funds, but trailed our unmanaged composite stock/bond index.

           The adjacent table presents the total return (capital change plus reinvested dividends) for the half-year for Wellington Fund and our two performance benchmarks--the average balanced fund (as calculated by Lipper Analytical Services) and the Composite Index, which is weighted 65% in the Standard & Poor's 500 Composite Stock Price Index and 35% in the Lehman Brothers Long Corporate AA or Better Bond Index.

------------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           MAY 31, 1998
------------------------------------------------------------
Vanguard/Wellington Fund                    +10.2%
------------------------------------------------------------
Average Balanced Fund                       + 8.8%
------------------------------------------------------------
Wellington Composite Index*                 +11.8%
------------------------------------------------------------

*Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Bond
Index.

           The Fund's return is based on an increase in net asset value from $31.05 per share on November 30, 1997, to $31.69 per share on May 31, 1998, with the latter figure adjusted for dividends of $0.74 per share paid from net investment income and a distribution of $1.57 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy kept growing at a robust pace, inflation remained tame, and interest rates declined during the six months ended May 31. Consumer spending, fueled by plentiful jobs and rising wages, was the engine powering the economy. Stock prices advanced strongly through the first five months of the period, then retreated a bit during May. Large-capitalization stocks were the strongest performers, and the large-cap-dominated S&P 500 Index earned +15.1%, more than double the +6.5% return of the small-cap Russell 2000 Index.

           Bond investors also enjoyed solid returns during the six months. The Lehman Aggregate Bond Index, a good measure of the overall taxable bond market, returned +4.1%. Long-term bonds, which benefited more than other bonds from declining interest rates, did even better: the Lehman Long Corporate AA or Better Bond Index returned +5.6%.

           Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

           Wellington Fund's +10.2% return was 1.4 percentage points above the +8.8% earned by the average balanced fund. We lagged the +11.8% return of our theoretical stock/bond index by a similar margin of 1.6 percentage points. Much of our margin of superiority over other balanced funds was due to Wellington's higher allocation to stocks. Your Fund held 61% to 63% of assets in stocks during the half-year, while the average balanced fund's commitment to equities was between 55% and 60%. Wellington Fund also benefits from its lower operating costs. Your Fund's expense ratio (an annualized 0.31% during the period) is more than 1 percentage point below the expenses charged by the average competing fund.

           Two factors were largely responsible for our shortfall versus the Composite Index. One was the slightly defensive stance taken by our adviser, Wellington Management Company, LLP in light of the historically high valuations for common stocks. As mentioned, our allocation to stocks during the half-year was at the lower end of our policy range of 60%-70% of net assets. The Composite Index, of course, has a rigid 65% allocation to stocks, which was an advantage during the period. The second factor was the market's bias during the six months toward large-cap growth stocks over large-cap value stocks, which are Wellington's bread and butter. The growth component of the S&P 500 Index earned +16.3% during the half-year, well above the +13.8% return on the value component of the Index. Wellington's stock holdings--emphasizing value stocks, in keeping with the Fund's objective--earned a very respectable net return of +13.2%.

IN SUMMARY

The excellent returns from financial markets during the first half of Wellington Fund's fiscal year marked a continuance of a long-term bull market for stocks and bonds that began more than 15 years ago. For perspective, it may be useful to consider that Wellington Fund's return for the last six months comfortably surpassed the average annual return of 9% that a 65% stock/35% bond portfolio would have produced over the past seven decades.

           Clearly, such superb returns will not continue indefinitely. There will be bumps along the road from time to time. History--and common sense--teaches that to reap the rewards of financial markets, investors must endure risks that can be considerable. A balanced approach to investing--holding stocks, bonds, and cash reserves in proportions that fit each investor's time horizon, financial situation, and objectives--is a proven strategy for balancing the risks and rewards of the markets. Wellington's strategy of holding a balanced portfolio of stocks and bonds has served it well since its founding almost 70 years ago by Walter L. Morgan, the Fund's Honorary Chairman (who, we're happy to say, will celebrate his 100th birthday on July 23!). In the years ahead, we will certainly continue to "stay the course" he set for us when he founded the Fund in 1928.


/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer

June 10, 1998

   Notice to Shareholders

At a special meeting on May 29, 1998, shareholders of Vanguard/Wellington Fund overwhelmingly approved three proposals. The proposals and voting results were:

   1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the Fund pays annually by more than $1.7 million. Approved by 97.52% of the shares voted, as follows:

-------------------------------------------------------------
         FOR             AGAINST           ABSTAIN
-------------------------------------------------------------
     440,251,254        4,632,510         6,561,235
-------------------------------------------------------------

   2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This permits Wellington Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your Fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 94.63% of the shares voted, as follows:

-------------------------------------------------------------
         FOR             AGAINST           ABSTAIN
-------------------------------------------------------------
     427,222,029       12,190,965        12,032,005
-------------------------------------------------------------

   2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.91% of the shares voted, as follows:

-------------------------------------------------------------
         FOR             AGAINST           ABSTAIN
-------------------------------------------------------------
     419,440,948       18,677,990        13,326,061
-------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

The U.S. financial markets turned in another excellent performance during the half-year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

           Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

           The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 1998
                                            ------------------------------------
                                             6 MONTHS      1 YEAR       5 YEARS*
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                               15.1%       30.7%         22.2%
   Russell 2000 Index                           6.5        21.2          16.1
   MSCI EAFE Index                             16.2        11.4           9.8
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                  4.1%       10.9%          7.1%
   Lehman 10-Year Municipal Bond Index          3.8         9.3           6.9
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                  2.7         5.3           4.9
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         0.8%        1.7%          2.5%
--------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

           Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

           The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

           The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even-stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

           Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

           In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

Vanguard/Wellington Fund's return during the first six months of fiscal 1998 was 10.2%. In comparison, the average balanced fund returned 8.8%, while the unman-aged 65% stock/35% bond Composite Index gained 11.8%. Our stocks, which as of May 31 made up 61% of the Fund's assets, provided a return of 13.2% during the half-year, compared with the 15.1% advance of the S&P 500 Index. The Fund's fixed-income securities, accounting for 39% of assets, returned 5.5%, in line with our long-term bond benchmark.

           The rise in the equity market continued unabated in 1998, as the economy showed continued strength with low inflation. However, corporate profits started to flatten out early in the year, and we expect only a nominal gain in earnings this year compared to 1997. Our performance in the equity sector continued to lag the S&P 500 by a modest margin, due to our focus on dividend-paying securities and our value orientation, which keeps us out of certain growth stocks. The average dividend yield of our equities at the end of May was 2.3%, compared with 1.5% for the S&P 500. During the first half of our fiscal year, performance was positively influenced by corporate activity that affected stocks we owned in many sectors. Merger activity involving both Chrysler and Citicorp, and the internal restructuring of DuPont, Ford, and Xerox, for instance, had quite a positive impact on the prices of these securities. Union Pacific's post-merger operational difficulties held back not only this stock but the entire railroad sector. And the impact of the Asian crisis on the demand for oil and metals hurt the Fund's performance in these groups.

           During the six months, major new additions to the Fund's stock holdings included CSX, the rail and shipping company, and Waste Management, the waste collection and disposal company. In the energy sector, we added USX-Marathon and Halliburton. We reduced our exposure to the financial-services and health-care sectors, where valuations in some cases became quite high. Going forward, we have heavier weights than the S&P 500 Index in the materials & processing, energy, and industrial sectors. In the financial-services and health-care sectors, our positions are roughly similar to the Index's weightings.

           Interest rates declined modestly during the last six months, largely as a result of continued slowing in the rate of price inflation in the U.S. economy. We think long-term bonds are quite attractive, as the yield of the bond portfolio, at about 6%, is quite generous compared with an inflation rate just over 1%. We continued during the first half of the year to add to the Fund's positions in high-quality corporate bonds, and we retain a healthy commitment to U.S. Treasuries in order to maintain the bond portfolio's high credit quality and significant call protection.

           Looking forward, we are somewhat skeptical about the stock market's ability to show continued sharp gains as corporate earnings growth slows. We believe that

Wellington Fund is well positioned for an environment in which the Asian financial problems are gradually resolved, the U.S. economy slows to a more sustainable growth rate, and inflation remains under control.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, LLP

June 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed-income securities. Consistent with this approach, dividend- paying stocks dominate the Fund's equity segment, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

PORTFOLIO PROFILE
Wellington Fund

This Profile provides a snapshot of the Fund's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
--------------------------------------------
Yield                                 3.6%
Turnover Rate                         24%*
Expense Ratio                       0.31%*
Cash Reserves                         1.0%

*Annualized.

PORTFOLIO ASSET ALLOCATION
-------------------------------
Stocks           61%
Bonds            38%
Cash Reserves     1%

TOTAL FUND VOLATILITY MEASURES
-----------------------------------------------------------
                                WELLINGTON         S&P 500
-----------------------------------------------------------
R-Squared                             0.87            1.00
Beta                                  0.65            1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------------
Citicorp                                    2.8%
First Union Corp.                           2.7
Pharmacia & Upjohn, Inc.                    2.6
E.I. du Pont de Nemours & Co.               2.4
Ford Motor Co.                              2.3
CIGNA Corp.                                 2.2
U.S. Bancorp                                2.2
Xerox Corp.                                 2.0
Dow Chemical Co.                            1.9
General Electric Co.                        1.8
-------------------------------------------------
Top Ten                                    22.9%
-------------------------------------------------
Top Ten as % of Total Net Assets           13.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------
                                             MAY 31, 1997                    MAY 31, 1998
                                           ----------------------------------------------------------
                                              WELLINGTON           WELLINGTON                S&P 500
                                           ----------------------------------------------------------
Auto & Transportation                            7.3%                 8.3%                     3.4%
Consumer Discretionary                           3.2                  5.2                     10.3
Consumer Staples                                 2.7                  2.6                     10.8
Financial Services                              20.6                 19.0                     18.3
Health Care                                     13.2                 11.9                     11.7
Integrated Oils                                  9.4                 10.0                      6.8
Other Energy                                     0.0                  1.3                      1.2
Materials & Processing                          19.7                 17.2                      5.7
Producer Durables                                8.9                  9.1                      3.9
Technology                                       1.2                  1.2                     12.1
Utilities                                        8.1                  8.8                     10.3
Other                                            5.7                  5.4                      5.5
-----------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
------------------------------------------------------------
                                WELLINGTON         S&P 500
------------------------------------------------------------
Number of Stocks                       105             500
Median Market Cap                   $21.8B          $46.8B
Price/Earnings Ratio                 20.0x           23.9x
Price/Book Ratio                      3.1x            4.4x
Dividend Yield                        2.3%            1.5%
Return on Equity                     17.9%           21.3%
Earnings Growth Rate                 13.8%           15.7%
Foreign Holdings                      8.6%            1.9%

EQUITY INVESTMENT FOCUS
--------------------------
[GRAPH]

FIXED-INCOME CHARACTERISTICS
--------------------------------------
Number of Bonds                   221
Yield to Maturity                6.4%
Average Coupon                   7.1%
Average Maturity           19.2 years
Average Quality                   Aa2
Average Duration            9.7 years


FIXED-INCOME INVESTMENT FOCUS
--------------------------------
[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
-----------------------------------------
Asset-Backed                        0.0%
Finance                            17.5
Foreign                            11.5
Industrial                         25.2
Mortgage                            3.9
U.S. Government and Agency          1.3
U.S. Treasury                      27.9
Utilities                          11.9
Other                               0.8
-----------------------------------------
Total                             100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------
Treasury/Agency                    28.4%
Aaa                                10.7
Aa                                 16.9
A                                  34.9
Baa                                 8.3
Ba                                  0.4
B                                   0.0
Not Rated                           0.4
-------------------------------------------
Total                             100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most credit-worthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolios's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

WELLINGTON FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1977-MAY 31, 1998
-----------------------------------------------------------
                     WELLINGTON FUND             COMPOSITE*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1978        -0.3%       6.2%         5.9%         3.7%
1979         4.9        7.9         12.8         10.1
1980        18.1        9.2         27.3         21.8
1981        -5.6        8.4          2.8         -0.4
1982        10.1        9.7         19.8         22.4
1983        17.0        8.7         25.7         19.2
1984         0.6        7.7          8.3          7.2
1985        18.3        8.2         26.5         27.5
1986        17.3        7.0         24.3         26.4
1987        -7.1        2.8         -4.3         -2.0
1988        13.8        7.2         21.0         19.3
1989        13.4        6.6         20.0         25.7
1990        -8.4        5.8         -2.6         -0.2
1991        10.2        6.6         16.8         19.2
1992         9.2        5.8         15.0         15.9
1993         8.4        5.2         13.6         11.8
1994        -5.2        4.4         -0.8         -1.6
1995        27.3        5.4         32.7         33.0
1996        16.7        4.6         21.3         19.8
1997        14.2        4.4         18.6         21.6
1998**       7.6        2.6         10.2         11.8
-----------------------------------------------------------

  *65% S&P 500 Index, 35% Lehman Long Corporate AA or Better Bond Index. **Six months ended May 31, 1998.

See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
---------------------------------------------------------------------------------------------------
                                                                              10 YEARS
                          INCEPTION                                --------------------------------
                            DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------
Wellington Fund           7/1/1929       32.24%      17.12%         9.35%        5.43%      14.78%
---------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
WELLINGTON FUND                       SHARES        (000)
---------------------------------------------------------
COMMON STOCKS (60.4%)
---------------------------------------------------------
AUTO & TRANSPORTATION (5.0%)
   CSX Corp.                      2,000,000   $    95,250
   Canadian National Railway Co.  2,000,000       118,250
   Chrysler Corp.                 1,246,500        69,337
   Ford Motor Co.                 6,589,515       341,831
   General Motors Corp.           2,091,000       150,421
   KLM Royal Dutch Air Lines NV   4,000,000       155,750
   Norfolk Southern Corp.         2,000,100        62,628
   Union Pacific Corp.            5,195,500       251,332
                                              -----------
                                                1,244,799
                                              -----------
CONSUMER DISCRETIONARY (3.1%)
   Eastman Kodak Co.              1,929,600       137,725
   May Department Stores Co.      1,508,000        96,983
   J.C. Penney Co., Inc.          1,791,700       128,666
   Sears, Roebuck & Co.           3,171,300       196,026
   Waste Management Inc.          3,344,800       108,706
   Whirlpool Corp.                1,500,000       102,469
                                              -----------
                                                  770,575
                                              -----------
CONSUMER STAPLES (1.6%)
   American Stores Co.            2,200,000        54,862
   General Mills, Inc.            1,000,000        68,250
   H.J. Heinz Co.                 3,000,000       159,187
   Philip Morris Cos., Inc.       3,000,000       112,125
                                              -----------
                                                  394,424
                                              -----------
FINANCIAL SERVICES (11.5%)
   Allstate Corp.                   441,700        41,575
   Associates First Capital Corp. 1,227,013        91,796
   BankAmerica Corp.              2,300,000       190,181
   CIGNA Corp.                    4,800,000       328,800
   Citicorp                       2,805,600       418,385
   Equity Residential Properties
    Trust REIT                    1,000,000        48,938
   Fannie Mae                     3,256,300       194,971
   First Union Corp.              7,206,399       398,604
   Jefferson-Pilot Corp.          1,950,000       111,637
   MBIA, Inc.                     1,677,600       125,086
   Marsh & McLennan Cos., Inc.    2,095,000       183,443
   Security Capital Pacific,
    Inc. REIT                     2,000,000        45,125
   Spieker Properties, Inc. REIT  1,162,800        46,294
   Starwood Hotels &
    Resorts REIT                  1,000,000        47,188
   U.S. Bancorp                   8,400,000       328,650
   Wachovia Corp.                 3,000,000       240,187
                                              -----------
                                                2,840,860
                                              -----------
HEALTH CARE (7.2%)
   Abbott Laboratories            2,700,000       200,306
   American Home
    Products Corp.                2,000,000        96,625
   C.R. Bard, Inc.                2,437,000        84,533
   Baxter International, Inc.     3,200,000       183,000
   Bristol-Myers Squibb Co.       2,100,000       225,750
   Columbia/HCA
    Healthcare Corp.              3,000,000        98,062
   Johnson & Johnson              3,100,000       214,094
   Pfizer, Inc.                   1,000,000       104,812
   Pharmacia & Upjohn, Inc.       8,865,400       391,740
   Rhone-Poulenc SA ADR           3,122,316       171,727
                                              -----------
                                                1,770,649
                                              -----------
INTEGRATED OILS (6.1%)
   Amoco Corp.                    4,600,000       192,337
   Ashland, Inc.                  1,000,000        49,875
   Atlantic Richfield Co.           400,000        31,550
   Chevron Corp.                  1,300,000       103,837
(1)Equitable Resources, Inc.      2,000,000        57,000

---------------------------------------------------------
                                                   MARKET
                                                   VALUE*
WELLINGTON FUND                     SHARES          (000)
---------------------------------------------------------
   Exxon Corp.                    1,300,000   $    91,650
   Kerr-McGee Corp.                 500,000        31,625
   Phillips Petroleum Co.         2,200,000       110,137
   Repsol SA ADR                  3,197,700       175,074
   Royal Dutch Petroleum Co. ADR  3,112,048       174,469
   Sun Co., Inc.                  1,234,788        52,478
   Texaco Inc.                      900,000        51,975
   Total SA ADR                   1,999,999       124,625
   USX-Marathon Group             5,000,000       175,000
   Unocal Corp.                   2,050,000        73,031
                                              -----------
                                                1,494,663
                                              -----------
OTHER ENERGY (0.8%)
   Baker Hughes, Inc.               395,000        14,220
   Halliburton Co.                2,000,000        94,750
   Occidental Petroleum Corp.     3,000,000        82,875
                                              -----------
                                                  191,845
                                              -----------
MATERIALS & PROCESSING (10.4%)
   Aluminum Co. of America        3,500,000       242,812
   BOC Group PLC ADR              3,350,000       107,200
   British Steel PLC ADR          5,000,000       127,187
   Cabot Corp.                    2,200,000        73,287
   Dow Chemical Co.               3,000,000       290,625
   E.I. du Pont de Nemours & Co.  4,645,200       357,680
   Imperial Chemical Industries
    PLC ADR                       1,015,000        75,744
   International Paper Co.        1,800,000        82,800
   Kimberly-Clark Corp.           5,300,000       262,681
   Lubrizol Corp.                 2,500,000        86,875
   Norsk Hydro AS ADR             2,000,000        89,875
   PPG Industries, Inc.           1,700,000       123,887
(1)Phelps Dodge Corp.             3,304,900       201,599
   Reynolds Metals Co.            1,600,000        92,800
   Temple-Inland Inc.             1,984,600       116,595
   Westvaco Corp.                 2,028,900        57,824
   Willamette Industries, Inc.    3,071,000       105,374
   Witco Chemical Corp.           1,714,200        65,032
                                              -----------
                                                2,559,877
                                              -----------
PRODUCER DURABLES (5.5%)
   AMP, Inc.                      3,500,000       133,000
   The Boeing Co.                 3,500,000       166,688
   Caterpillar, Inc.              2,720,000       149,430
   Honeywell, Inc.                2,701,000       226,715
   Lockheed Martin Corp.          2,000,000       224,500
   United Technologies Corp.      1,700,000       159,800
   Xerox Corp.                    2,900,000       297,975
                                              -----------
                                                1,358,108
                                              -----------
TECHNOLOGY (0.7%)
   International Business
    Machines Corp.                1,510,000       177,236
                                              -----------


UTILITIES (5.3%)
   AT&T Corp.                     3,300,000       200,887
   ALLTEL Corp.                     723,400        28,529
   Bell Atlantic Corp.            2,067,999       189,480
   BellSouth Corp.                2,500,000       161,250
   Carolina Power & Light Co.     2,000,000        82,000
   Cinergy Corp.                  3,155,000       101,946
   Duke Energy Corp.              2,500,000       144,062
   PacifiCorp                     3,150,000        72,647
   Pinnacle West Capital Corp.    1,763,600        79,252
   SBC Communications Inc.        2,872,600       111,672
   Texas Utilities Co.            2,490,000        98,355
   U S WEST Communications
    Group                           964,856        48,966
                                              -----------
                                                1,319,046
                                              -----------
OTHER (3.2%)
   Canadian Pacific Ltd.          5,000,000       145,312
   Cooper Industries, Inc.        3,572,800       229,999
   General Electric Co.           3,200,000       266,800
   Minnesota Mining &
     Manufacturing Co.            1,708,500       158,250
                                              -----------
                                                  800,361
                                              -----------
---------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $8,891,386)                           14,922,443
---------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------
   Cyprus Amax Minerals Co. $4.00
    Cvt. Pfd. Series A
    (COST $20,880)                  480,000        22,920
---------------------------------------------------------
                                       FACE        MARKET
                                      AMOUNT        VALUE
                                       (000)        (000)
---------------------------------------------------------
CORPORATE BONDS (21.0%)
---------------------------------------------------------
FINANCE (6.7%)
Allstate Corp.
   6.75%, 5/15/2018                $ 45,000        45,468
Ambac, Inc.
   7.50%, 5/1/2023                   25,000        27,615
American Re Corp.
   7.45%, 12/15/2026                 45,000        49,543
Associates Corp. of North America
   6.875%, 11/15/2008                45,000        46,691
BB&T Corp.
   7.25%, 6/15/2007                  36,900        39,061
Banc One Corp.
   7.625%, 10/15/2026                20,000        22,127
   9.875%, 3/1/2009                  20,000        26,011
BankAmerica Corp.
   7.20%, 4/15/2006                  20,000        21,106
BankBoston Corp.
   6.625%, 12/1/2005                 27,000        27,374
BankBoston NA
   6.375%, 3/25/2008                 13,000        12,960
CIGNA Corp.
   7.875%, 5/15/2027                 50,000        55,629
The Chase Manhattan Corp.
   6.50%, 1/15/2009                  30,000        30,143
Cincinnati Financial Corp.
   6.90%, 5/15/2028                  40,000        40,381
Citicorp
   6.75%, 8/15/2005                  40,000        40,919
Comerica Bank
   7.875%, 9/15/2026                 20,000        22,806
   8.375%, 7/15/2024                 20,500        23,408
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                 24,275        24,679
   7.07%, 2/10/2014 MTN              17,500        18,216
Equitable Companies Inc.
   7.00%, 4/1/2028                   40,000        40,676
Exxon Capital Corp.
   6.00%, 7/1/2005                   13,500        13,447

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
First Chicago Corp.
   6.375%, 1/30/2009               $ 15,000      $ 14,963
First Colony Corp.
   6.625%, 8/1/2003                  31,550        32,355
First Union Corp.
   7.50%, 4/15/2035                  30,000        33,807
Fleet Financial Group
   6.875%, 1/15/2028                 50,000        50,565
General Electric Capital Corp.
   8.125%, 5/15/2012                 30,000        34,920
General Electric Capital Services
   7.50%, 8/21/2035                  11,000        12,560
General Electric Global
   Insurance Holdings Corp.
   7.00%, 2/15/2026                  35,000        37,019
General Motors Acceptance Corp.
   6.00%, 4/1/2011                   27,370        26,060
General Re Corp.
   9.00%, 9/12/2009                  32,000        39,021
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/2024                 45,000        47,973
Jackson National Life Insurance Co.
   8.15%, 3/15/2027                  40,000        45,904
Liberty Mutual Insurance Co.
   7.875%, 10/15/2026                46,210        51,499
Lumbermens Mutual Casualty Co.
   9.15%, 7/1/2026                   45,000        53,854
Metropolitan Life Insurance Co.
   7.70%, 11/1/2015                  45,000        48,922
NBD Bancorp, Inc.
   7.125%, 5/15/2007                 25,000        26,330
National City Bank Pennsylvania
   7.25%, 10/21/2011                 20,000        21,314
National City Columbus
   7.25%, 7/15/2010                  25,000        26,605
NationsBank Corp.
   7.80%, 9/15/2016                  50,000        56,052
Norwest Financial Inc.
   6.25%, 12/15/2007                 35,000        34,909
Pacific Mutual Life
   7.90%, 12/30/2023                 35,000        39,704
Provident Cos., Inc.
   7.25%, 3/15/2028                  40,000        40,858
Prudential Insurance Co.
   8.30%, 7/1/2025                   40,000        45,707
Sears, Roebuck & Co.
   Acceptance Corp.
   6.875%, 10/15/2017                30,000        30,382
SunTrust Bank Atlanta
   7.25%, 9/15/2006                  35,000        37,148
Torchmark Corp.
   7.875%, 5/15/2023                 36,800        39,634
TransAmerica Financial
   6.50%, 3/15/2011                  29,265        28,748
Travelers Group Inc.
   6.625%, 1/15/2028                 40,000        39,738
Wachovia Corp.
   6.375%, 2/1/2009                  35,000        35,154
                                                ---------
                                                1,659,965
                                                ---------
---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
INDUSTRIAL (9.7%)
Air Products & Chemicals, Inc.
   8.75%, 4/15/2021                $ 26,650      $ 33,231
Albertson's Inc.
   7.75%, 6/15/2026                  50,000        58,120
Aluminum Co. of America
   6.75%, 1/15/2028                  24,640        24,939
Amoco Corp.
   6.50%, 8/1/2007                   25,000        25,947
Anheuser-Busch Cos., Inc.
   7.00%, 12/1/2025                  30,000        30,111
Archer-Daniels-Midland Co.
   7.50%, 3/15/2027                  40,000        44,915
Baxter International, Inc.
   7.65%, 2/1/2027                   40,000        45,058
Becton, Dickinson & Co.
   7.00%, 8/1/2027                   25,000        26,503
   8.70%, 1/15/2025                  20,000        22,660
The Boeing Co.
   8.75%, 8/15/2021                  40,200        50,981
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                 50,000        52,976
CPC International, Inc.
   7.25%, 12/15/2026                 45,000        49,073
CSX Corp.
   7.90%, 5/1/2017                   40,000        44,963
Champion International Corp.
   7.35%, 11/1/2025                  40,140        41,315
Coca-Cola Enterprises, Inc.
   8.50%, 2/1/2022                   40,000        48,616
Continental Airlines, Inc.
   (Equipment Trust Certificates)
   6.648%, 3/15/2019                 20,000        20,233
Dean Foods Co.
   6.90%, 10/15/2017                 38,000        39,422
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                  48,000        47,963
Eastman Chemical Co.
   7.60%, 2/1/2027                   40,000        43,180
Eaton Corp.
   7.625%, 4/1/2024                  15,000        16,902
Englehard Corp.
   6.95%, 6/1/2028                   38,000        37,953
Fluor Corp.
   6.95%, 3/1/2007                   30,000        31,484
Ford Motor Co.
   8.875%, 1/15/2022                 45,000        56,806
Fortune Brands Inc.
   6.25%, 4/1/2008                   40,000        40,181
General Motors Corp.
   7.70%, 4/15/2016                  25,000        27,899
Georgia-Pacific Corp.
   9.625%, 3/15/2022                 22,000        24,594
International Business
   Machines Corp.
   6.50%, 1/15/2028                  25,000        24,722
   8.375%, 11/1/2019                 25,000        30,559
Johnson & Johnson
   6.73%, 11/15/2023                 15,000        16,000
Johnson Controls, Inc.
   7.125%, 7/15/2017                 27,300        29,071

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
WELLINGTON FUND                        (000)        (000)
---------------------------------------------------------
KN Energy, Inc.
   7.25%, 3/1/2028                 $ 40,000      $ 40,459
Kimberly-Clark Corp.
   6.375%, 1/1/2028                  40,000        39,733
Eli Lilly & Co.
   7.125%, 6/1/2025                  50,000        54,458
Lockheed Martin Corp.
   7.65%, 5/1/2016                   40,000        43,928
Lucent Technologies Inc.
   7.25%, 7/15/2006                  35,000        37,353
Masco Corp.
   6.625%, 4/15/2018                 40,000        40,261
McDonald's Corp.
   6.375%, 1/8/2028                  40,000        39,838
   7.375%, 7/15/2033                 15,000        15,522
Mead Corp.
   7.35%, 3/1/2017                   16,250        17,447
Merck & Co.
   6.40%, 3/1/2028                   50,000        50,560
Minnesota Mining &
   Manufacturing Corp.
   6.375%, 2/15/2028                 50,000        49,795
Mobil Corp.
   8.625%, 8/15/2021                 20,000        25,233
Monsanto Co.
   6.75%, 12/15/2027                 40,000        40,538
Morton International, Inc.
   9.25%, 6/1/2020                   21,000        27,693
Motorola, Inc.
   7.50%, 5/15/2025                  51,500        58,328
News America Holdings Inc.
   8.00%, 10/17/2016                 35,000        38,105
Norfolk Southern Corp.
   7.70%, 5/15/2017                  40,000        44,786
PPG Industries, Inc.
   6.875%, 2/15/2012                 13,600        14,533
   9.00%, 5/1/2021                   19,750        25,575
J.C. Penney Co., Inc.
   7.95%, 4/1/2017                   35,000        39,253
Phillips Petroleum Co.
   9.375%, 2/15/2011                 20,000        25,204
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                   20,000        26,201
Raytheon Co.
   7.20%, 8/15/2027                  25,000        26,539
   7.375%, 7/15/2025                 18,000        18,224
Rockwell International Corp.
   6.70%, 1/15/2028                  40,000        40,750
   7.875%, 2/15/2005                 17,000        18,704
Rohm & Haas Co.
   9.80%, 4/15/2020                  15,000        19,393
Sears, Roebuck & Co.
   9.375%, 11/1/2011                 14,000        17,484
Southwest Airlines Co.
   7.54%, 6/29/2015                  30,772        33,464
Stanford Univ.
   7.65%, 6/15/2026                  30,000        35,275
Tenneco Inc.
   7.875%, 4/15/2027                 35,000        38,746
Texaco Capital, Inc.
   9.75%, 3/15/2020                  15,000        20,646
---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
The Timken Co.
   6.875%, 5/8/2028                $ 27,500      $ 27,924
Tosco Corp.
   7.80%, 1/1/2027                   35,000        38,553
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                 40,000        41,020
United Technologies Corp.
   8.75%, 3/1/2021                   32,000        39,751
Wal-Mart Stores, Inc.
   7.25%, 6/1/2013                   24,000        26,301
Wendy's International, Inc.
   6.35%, 12/15/2005                 25,500        25,366
Weyerhaeuser Co.
   6.95%, 8/1/2017                   40,000        41,043
                                                ---------
                                                2,390,363
                                                ---------
UTILITIES (4.6%)
AT&T Corp.
   7.75%, 3/1/2007                   40,000        44,341
Ameritech Capital Funding
   6.875%, 10/15/2027                40,000        41,387
Atlantic City Electric Co.
(2)7.00%, 9/1/2023                   18,000        18,291
BellSouth Telecommunications
   5.875%, 1/15/2009                 15,000        14,869
   7.50%, 6/15/2033                  30,000        31,724
Carolina Power & Light Co.
   8.625%, 9/15/2021                 31,000        38,172
Chesapeake & Potomac
   Telephone Co. (MD)
   7.15%, 5/1/2023                   10,000        10,534
Chesapeake & Potomac
   Telephone Co. (VA)
   7.625%, 12/1/2012                 16,400        18,352
Consolidated Edison Co.
   of New York, Inc.
   6.45%, 12/1/2007                  20,000        20,360
   7.50%, 6/15/2023                  25,000        25,997
Duke Energy Corp.
   7.00%, 10/15/2006                 25,000        26,278
   7.00%, 7/1/2033                   10,000        10,058
El Paso Natural Gas Co.
   7.50%, 11/15/2026                 35,000        37,714
Florida Power Corp.
   6.75%, 2/1/2028                   44,755        45,766
GTE North, Inc.
   6.90%, 11/1/2008                  30,000        31,459
GTE Southwest, Inc.
   6.00%, 1/15/2006                  30,000        29,537
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                  27,725        27,011
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                  50,000        55,237
NGC Corp.
   7.125%, 5/15/2018                 35,000        35,484
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                   34,019        40,247
New York Telephone Co.
   6.50%, 4/15/2028                  20,000        19,932
   7.25%, 2/15/2024                  20,000        20,553
Northern States Power Co.
   7.125%, 7/1/2025                  48,000        51,762

---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
Ohio Bell Telephone Co.
   7.85%, 12/15/2022               $ 20,000      $ 21,718
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                  25,545        25,526
Pacific Bell
   7.125%, 3/15/2026                 40,000        43,162
Pacific Gas & Electric Co.
   7.05%, 3/1/2024                   25,000        26,692
PacifiCorp
   6.625%, 6/1/2007 MTN              20,500        20,943
   6.71%, 1/15/2026 MTN              21,000        20,828
Southern California Edison Co.
   6.90%, 10/1/2018                  20,750        20,598
Southwestern Bell Telephone Co.
   7.25%, 7/15/2025                  25,000        25,829
   7.60%, 4/26/2007 MTN               7,000         7,659
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                   40,000        43,053
U S WEST Capital Funding, Inc.
   7.90%, 2/1/2027                   35,000        41,457
U S WEST Communications Group
   6.875%, 9/15/2033                 30,000        29,526
Washington Gas Light Co.
   6.15%, 1/26/2026 MTN              43,500        43,753
Wisconsin Electric Power Co.
   6.50%, 6/1/2028                   20,000        19,920
   7.70%, 12/15/2027                 29,100        30,813
Wisconsin Gas Co.
   6.60%, 9/15/2013                  13,100        13,435
                                                ---------
                                                1,129,977
                                                ---------
---------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $4,817,697)                            5,180,305
---------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(4.4%)
---------------------------------------------------------
ABN-AMRO BK NV (Chicago)
   7.25%, 5/31/2005                  40,000        41,961
Abbey National PLC
   6.69%, 10/17/2005                 25,000        25,413
Abbey National First Capital
   8.20%, 10/15/2004                 20,000        21,965
Amoco Canada Petroleum Co.
   7.95%, 10/1/2022                  20,000        21,348
BBV International Finance
   7.00%, 12/1/2025                  37,500        38,262
BHP Finance USA Ltd.
   7.25%, 3/1/2016                   35,000        35,360
Bank of Montreal
   7.80%, 4/1/2007                   15,000        16,518
Banque Nationale de Paris-NY
   7.20%, 1/15/2007                  35,000        36,579
Banque Paribas-NY
   6.875%, 3/1/2009                  35,000        35,442
Bayerische Landesbank-NY
   6.375%, 10/15/2005                25,000        25,457
Deutsche Bank Financial Inc.
   6.70%, 12/13/2006                 40,000        40,920
Enersis SA
   7.40%, 12/1/2016                  35,000        34,463
Husky Oil Ltd.
   7.55%, 11/15/2016                 30,000        30,736
---------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
                                       (000)        (000)
---------------------------------------------------------
KFW International Finance
   7.00%, 3/1/2013                 $ 10,000      $ 10,708
   7.20%, 3/15/2014                  25,000        27,344
Norsk Hydro AS
   7.15%, 11/15/2025                 30,000        31,315
   9.00%, 4/15/2012                  20,000        24,427
Province of Manitoba
   9.125%, 1/15/2018                 20,000        26,078
   9.25%, 4/1/2020                   20,000        26,723
Province of New Brunswick
   6.75%, 8/15/2013                  20,400        21,335
Province of Nova Scotia
   8.25%, 7/30/2022                  30,000        36,287
Province of Ontario
   7.00%, 8/4/2005                   40,000        42,236
Petro-Canada
   7.875%, 6/15/2026                 32,000        36,083
Province of Quebec
   6.86%, 4/15/2026 MTN              20,000        21,047
   7.50%, 7/15/2023                  25,000        27,656
Royal Bank of Scotland
   6.375%, 2/1/2011                  30,000        29,534
Saga Petroleum ASA
   7.25%, 9/23/2027                  38,000        38,527
Province of Saskatchewan
(3)7.125%, 3/15/2008                 11,000        11,857
Scotland International Finance
   8.85%, 11/1/2006                  24,000        27,542
SmithKline Beecham
   7.375%, 4/15/2005 MTN             15,000        16,130
Societe Generale-NY
   7.40%, 6/1/2006                   25,000        26,328
Southern Investments UK PLC
   6.80%, 12/1/2006                  35,000        35,751
Sun Canada Financial Co.
   6.625%, 12/15/2007                40,000        40,691
Talisman Energy, Inc.
   7.125%, 6/1/2007                  20,000        20,681
Toronto-Dominion Bank
   6.45%, 1/15/2009                  14,000        14,131
   6.50%, 8/15/2008                  10,000        10,128
Westdeutsche Landesbank-NY
   6.75%, 6/15/2005                  40,000        41,309
Zeneca Wilmington Inc.
   7.00%, 11/15/2023                 45,000        47,634
---------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $1,022,390)                            1,095,906
---------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.2%)
---------------------------------------------------------
Agency for International
   Development (Israel)
   (U.S. Government Guaranteed)
   5.89%, 8/15/2005                  23,000        23,071
Federal Home Loan Bank
   7.66%, 7/20/2004                  10,000        10,935
Federal Home Loan Mortgage Corp.
   6.19%, 1/21/2004                  15,000        14,907
Federal National Mortgage Assn.
   6.28%, 2/3/2004                   25,000        24,830

----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
WELLINGTON FUND                        (000)        (000)
----------------------------------------------------------
Tennessee Valley Authority
   Global Bond
   6.75%, 11/1/2025              $   50,000   $    54,262
U.S. Treasury Bonds
   6.00%, 2/15/2026                 150,000       152,282
   6.25%, 8/15/2023               1,031,000     1,078,344
   7.25%, 5/15/2016                 350,000       402,672
   7.50%, 11/15/2016                135,000       159,139
U.S. Treasury Notes
   6.50%, 8/15/2005                 154,000       161,689
   6.50%, 10/15/2006                400,000       421,508
   6.625%, 5/15/2007                200,000       213,050
   7.875%, 11/15/2004                50,000        56,012
----------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST  $2,606,443)                           2,772,701
----------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
----------------------------------------------------------
Asset Securitization Corp.
(4)6.75%, 2/14/2041                  35,000        36,192
(4)7.49%, 4/14/2029                  34,000        36,640
Chase Commercial Mortgage
   Securities Corp.
(4)6.60%, 12/12/2029                 49,000        49,903
Credit Suisse First Boston Mortgage
   Securities Corp.
(4)7.24%, 6/20/2029                  35,000        36,991
DLJ Mortgage Acceptance Corp.
(4)6.82%, 10/15/2030                 25,000        25,617
(4)7.60%, 5/15/2030                  36,000        38,689
First Union-Lehman Brothers
   Commercial Mortgage Trust
(4)6.65%, 11/18/2029                 33,000        33,681
(4)7.38%, 4/18/2029                  35,000        37,308
Morgan Stanley Capital Inc.
(4)7.22%, 7/15/2029                  35,000        36,859
Nomura Asset Securities Corp.
(4)6.69%, 3/15/2030                  34,000        34,406
----------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
   (COST $357,408)                                366,286
----------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
----------------------------------------------------------
Oakland CA Pension Obligation
   6.98%, 12/15/2009                 20,000        21,052
Southern CA Public Power Auth.
   (Power Project)
   6.93%, 5/15/2017                  30,000        32,040
Chelan County Washington
   Public Utility Dist.
   7.07%, 6/1/2007                   10,000        10,601
   7.10%, 6/1/2008                   12,000        12,907
----------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
   (COST $72,000)                                  76,600
----------------------------------------------------------
----------------------------------------------------------
                                        FACE       MARKET
                                      AMOUNT       VALUE*
WELLINGTON FUND                        (000)        (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.0%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.55%-5.56%, 6/1/1998--Note F    $533,220  $   533,220
   5.57%, 6/1/1998                   190,953      190,953
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $724,173)                                724,173
----------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
   (COST $18,512,377)                          25,161,334
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
----------------------------------------------------------
Other Assets--Notes C and F                       243,357
Liabilities--Note F                              (715,504)
----------------------------------------------------------
                                                 (472,147)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 779,030,576 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)         $24,689,187
==========================================================

NET ASSET VALUE PER SHARE                          $31.69
==========================================================

*  See Note A in Notes to Financial Statements.

(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of the company. The total market value of investments in affiliated companies was $258,599,000.

(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(3)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

(4)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.

MTN--Medium-Term Note.

REIT--Real Estate Investment Trust.

--------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
--------------------------------------------------------
 Paid in Capital                $16,777,605      $21.54
 Undistributed Net
   Investment Income                188,655         .24
 Accumulated Net
   Realized Gains                 1,073,970        1.38
 Unrealized Appreciation--
   Note E                         6,648,957        8.53
--------------------------------------------------------
 NET ASSETS                     $24,689,187      $31.69
========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------------------------------
                                                                                        WELLINGTON FUND
                                                                          SIX MONTHS ENDED MAY 31, 1998
                                                                                                  (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                              $   163,346
    Interest                                                                                    294,882
                                                                                           -------------
        Total Income                                                                            458,228
                                                                                           -------------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                 4,430
        Performance Adjustment                                                                   (1,103)
    The Vanguard Group--Note C
        Management and Administrative                                                            28,449
        Marketing and Distribution                                                                2,747
    Taxes (other than income taxes)                                                                 857
    Custodian Fees                                                                                  127
    Auditing Fees                                                                                    14
    Shareholders' Reports                                                                           318
    Annual Meeting and Proxy Costs                                                                   83
    Trustees' Fees and Expenses                                                                      23
                                                                                           -------------
        Total Expenses                                                                           35,945
        Expenses Paid Indirectly--Note C                                                           (779)
                                                                                           -------------
        Net Expenses                                                                             35,166
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           423,062
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                               1,077,542
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                       713,742
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $2,214,346
========================================================================================================

*Dividend income from affiliated companies was $4,501,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  WELLINGTON FUND
                                                                                        ---------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                        MAY 31, 1998       NOV. 30, 1997
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $    423,062          $   738,661
    Realized Net Gain                                                                      1,077,542            1,079,218
    Change in Unrealized Appreciation (Depreciation)                                         713,742            1,409,192
                                                                                        ---------------------------------
        Net Increase in Net Assets Resulting from Operations                               2,214,346            3,227,071
                                                                                        ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                   (526,130)            (661,099)
    Realized Capital Gain                                                                 (1,082,892)            (647,264)
                                                                                        ---------------------------------
        Total Distributions                                                               (1,609,022)          (1,308,363)
                                                                                        ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                 2,722,974            4,070,135
    Issued in Lieu of Cash Distributions                                                   1,529,611            1,236,753
    Redeemed                                                                              (1,509,004)          (2,390,687)
                                                                                        ---------------------------------
        Net Increase from Capital Share Transactions                                       2,743,581            2,916,201
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                         3,348,905            4,834,909
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                   21,340,282           16,505,373
                                                                                        ---------------------------------
    End of Period                                                                       $ 24,689,187          $21,340,282
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    88,433              143,031
    Issued in Lieu of Cash Distributions                                                      52,125               46,059
    Redeemed                                                                                 (48,841)             (84,173)
                                                                                        ---------------------------------
        Net Increase in Shares Outstanding                                                    91,717              104,917
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------
                                                                                    WELLINGTON FUND
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED    -----------------------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 1998      1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $31.05      $28.34       $24.57       $19.33       $20.78       $19.34
=======================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                          .56        1.11         1.02          .96          .88          .92
    Net Realized and Unrealized Gain (Loss)
        on Investments                            2.39        3.77         4.00         5.19        (1.03)        1.62
                                                -----------------------------------------------------------------------
        Total from Investment Operations          2.95        4.88         5.02         6.15         (.15)        2.54
                                                -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.74)      (1.06)        (.97)        (.88)        (.92)        (.94)
    Distributions from Realized Capital Gains    (1.57)      (1.11)        (.28)        (.03)        (.38)        (.16)
                                                -----------------------------------------------------------------------
        Total Distributions                      (2.31)      (2.17)       (1.25)        (.91)       (1.30)       (1.10)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $31.69      $31.05       $28.34       $24.57       $19.33       $20.78
=======================================================================================================================

TOTAL RETURN                                    10.15%      18.60%       21.26%       32.70%       -0.82%       13.62%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)       $24,689     $21,340      $16,505      $12,333       $8,638       $7,917
    Ratio of Total Expenses to
        Average Net Assets                      0.31%*       0.29%        0.31%        0.33%        0.35%        0.34%
    Ratio of Net Investment Income to
        Average Net Assets                      3.65%*       3.97%        4.08%        4.37%        4.35%        4.55%
    Portfolio Turnover Rate                       24%*         27%          30%          24%          32%          34%
    Average Commission Rate Paid                $.0553      $.0571       $.0572          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

        2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Corporate AA or Better Bond Index. For the six months ended May 31, 1998, the advisory fee represented an effective annual basic rate of 0.04% of the Fund's average net assets before a decrease of $1,103,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital of $1,395,000 to Vanguard (included in Other Assets), representing 7.0% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

        Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended May 31, 1998, directed brokerage arrangements reduced the Fund's expenses by $779,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended May 31, 1998, the Fund purchased $3,035,179,000 of investment securities and sold $2,125,727,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,402,319,000 and $610,118,000, respectively.

E. At May 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,648,957,000, consisting of unrealized gains of $6,741,137,000 on securities that had risen in value since their purchase and $92,180,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at May 31, 1998, was $929,922,000, for which the Fund had received as collateral cash of $533,220,000 and U.S. Treasury securities with a market value of $422,352,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.


TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q212-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.



[THE VANGUARD LOGO GROUP]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.